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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 1996

                                 Coach USA, Inc.
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         (Exact name of registrant as specified in its charter)

    Delaware                      0-28056                   76-0496471
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(State or other                 (Commission             (I.R.S. Employer
jurisdiction of                 File Number)            Identification No.)
incorporation)

        4801 Woodway - Suite 300E
             Houston, Texas                                        77056
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (888) COACH-US


Item 2.   Acquisition or Disposition of Assets
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         On May 17, 1996, Coach USA, Inc. (the "Company") completed the previously reported proposed acquisition, by separate merger transactions, of six motorcoach businesses (Suburban Transit Corp. and its six affiliated entities ("Suburban"), Grosvenor Bus Lines, Inc., which does business as Gray Line of San Francisco ("Gray Line SF"), Leisure Time Tours ("Leisure"), Community Bus Lines, Inc. and its five affiliated entities ("Community"), Cape Transit Corp., which does business as Adventure Trails ("Adventure Trails"), and Arrow Stage Lines, Inc. ("Arrow")); Suburban, Gray Line SF, Leisure, Community, Adventure and Arrow are collectively referred to as the "Founding Companies"), for consideration in the aggregate of approximately $95.2 million, consisting of approximately $23.8 million in cash and 5,099,687 shares of Common Stock of the Company. The referenced mergers were consummated in connection with and simultaneously with the closing of the Company's initial public offering of Common Stock (the "IPO") on May 17, 1996.

         The consideration paid by the Company, the cash portion of which constituted cash proceeds from the IPO, was determined through negotiations
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between the Company and representatives of the Founding Companies. Certain directors and executive officers of the Founding Companies became directors and executive officers of the Company upon the consummation of the mergers and the IPO.

         Prior to the mergers, each of the Founding Companies owned a number of motorcoaches which they used for charter, tour, sightseeing and non-municipal commuter and transit motorcoach services. The Company intends to continue to use such motorcoaches for such purposes.

Item 7.   Financial Statements and Exhibits
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     (c)   Exhibits.  The following exhibits are filed with this Form 8-K.
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              2.1          Agreement and Plan of Organization, dated as of March
                           21, 1996, by and among Coach USA, Inc., Suburban Transit Corp. and affiliated entities, Suburban
                           Trails Acquisition Corp. and affiliated entities and the Stockholders named therein (Incorporated by reference to Exhibit 2.1 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-2704)) of the Company

              2.2 Agreement and Plan of Organization, dated as of March 21, 1996, by and among Coach USA, Inc., Grosvenor Bus Lines, Inc., Grayline Acquisition Corp. and the Stockholders named therein (Incorporated by reference to Exhibit 2.2 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-2704)) of the Company

              2.3 Agreement and Plan of Organization, dated as of March 21, 1996, by and among Coach USA, Inc., Leisure Time Tours, Leisure Line Acquisition Corp. and the Stockholders named therein (Incorporated by reference to Exhibit 2.3 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-2704)) of the Company

              2.4 Agreement and Plan of Organization, dated as of March 21, 1996, by and among Coach USA, Inc., Community Coach, Inc. and affiliated entities, Community Coach Acquisition Corp. and affiliated entities and the Stockholders named therein (Incorporated by reference to Exhibit 2.4 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-2704)) of the Company

              2.5 Agreement and Plan of Organization, dated as of March 21, 1996, by and among Coach USA, Inc., Arrow Stage Lines, Inc., Arrow Stage Acquisition Corp. and the Stockholders named therein (Incorporated by reference to Exhibit 2.5 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-2704)) of the Company

              2.6 Agreement and Plan of Organization, dated as of March 21, 1996, by and among Coach USA, Inc., Cape Transit Corp., Adventure Trails Acquisition Corp. and the Stockholders named therein (Incorporated by reference to Exhibit 2.6 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-2704)) of the Company
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                                   SIGNATURES
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       Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Coach USA, Inc.
                                        (Registrant)

Date:  May 31, 1996                     By:/s/ Richard H. Kristinik
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                                           Richard H. Kristinik
                                           Chairman of the Board and
                                                Chief Executive Officer